EXECUTION VERSION

AMENDMENT NO. 1
Dated as of June 2, 2014
to
AMENDED AND RESTATED CREDIT AGREEMENT
Dated as of September 11, 2013
THIS AMENDMENT NO. 1 (this “Amendment”) is made as of June 2, 2014 by and among Tupperware Brands Corporation, a Delaware corporation (the “Borrower”), Tupperware International Holdings B.V. (the “Subsidiary Borrower”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), under that certain Amended and Restated Credit Agreement dated as of September 11, 2013 by and among the Borrower, the Subsidiary Borrower, the Lenders and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.
WHEREAS, the Borrower and the Subsidiary Borrower have requested that the Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement;
WHEREAS, the Borrower, the Subsidiary Borrower, the Lenders and the Administrative Agent have so agreed on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Subsidiary Borrower, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.
1.Amendments to the Credit Agreement. Effective as of June 2, 2014 (the “Amendment No. 1 Effective Date”) but subject to the satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that Section 4.02(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(a)    The representations and warranties of the Borrower and each other Loan Party contained in Article III, in each other Loan Document, and in any document furnished in connection with such Borrowing or Letter of Credit issuance, amendment, renewal or extension shall be true and correct in all material respects (other than in respect of representations and warranties that are subject to a Material Adverse Effect qualifier, in which case such representations and warranties will be true and correct as stated and so qualified) on and as of the date of such Borrowing or Letter of Credit issuance, amendment, renewal or extension, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (other than in respect of representations and warranties that are subject to a Material Adverse Effect qualifier, in which case such representations and warranties will be true and correct as stated and so qualified) as of such earlier date, and except that (x) for purposes of this Section 4.02, the representations and warranties contained in Sections 3.05(a)(i) and (ii) and the first sentence of Section 3.05(b) shall be deemed to refer to the most recent statements furnished pursuant to Sections 5.01(a) and (b), respectively and (y) that the representations and warranties contained in Sections 3.05(c) and 3.06(c) shall not be remade on any day other than the Restatement Date.”

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EXECUTION VERSION

2.Conditions of Effectiveness. The effectiveness of this Amendment on the Amendment No. 1 Effective Date is subject to the conditions precedent that the Administrative Agent shall have received (i) counterparts of (A) this Amendment duly executed by the Borrower and the Subsidiary Borrower, Lenders constituting Required Lenders and the Administrative Agent and (B) a Reaffirmation in the form of Attachment A attached hereto duly executed by Dart, (ii) payment and/or reimbursement of the Administrative Agent’s reasonable and documented out-of-pocket expenses (including, to the extent invoiced, the reasonable fees and expenses of counsel for the Administrative Agent) in connection with this Amendment and (iii) such other documents, instruments and agreements as the Administrative Agent may reasonably request.

3.Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

(a)This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of the Borrower and the Subsidiary Borrower, enforceable against the Borrower and the Subsidiary Borrower in accordance with their terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, examinership, court protection, reorganization, moratorium or similar laws affecting the enforceability of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b)As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties contained in Article III of the Credit Agreement, as amended hereby, are true and correct in all material respects (other than in respect of representations and warranties that are subject to a Material Adverse Effect qualifier, in which case such representations and warranties are true and correct as stated and so qualified), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects (other than in respect of representations and warranties that are subject to a Material Adverse Effect qualifier, in which case such representations and warranties were true and correct as stated and so qualified) as of such earlier date.

4.Reference to and Effect on the Credit Agreement.

(a)Upon the effectiveness hereof, each reference in the Credit Agreement (including any reference to “this Agreement,” “hereunder,” “herein” or words of like import referring thereto) or in any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b)Except as specifically amended above, each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c)Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5.GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

6.Headings. Section headings use herein are for convenience of reference only, are not part of this Amendment for any other purpose and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

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EXECUTION VERSION

7.Counterparts. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any other similar state laws based on the Uniform Electronic Transactions Act.

8.Costs and Expenses. The Borrower hereby affirms its obligation under Section 9.03 of the Credit Agreement to reimburse the Administrative Agent for all reasonable expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the reasonable fees, charges and disbursements of attorneys for the Administrative Agent with respect thereto.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.
TUPPERWARE BRANDS CORPORATION
By: /s/ Edward R. Davis, III
Name: Edward R. Davis, III
Title:    VP & Treasurer
TUPPERWARE INTERNATIONAL HOLDINGS B.V.
By: /s/ Josef Hajek
Name:   Josef Hajek
Title:    Director

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement
TUPPERWARE BRANDS CORPORATION

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent, Swingline Lender and Issuing Bank
By: /s/ Antje Focke
Name:        Antje Focke
Title:               Senior Underwriter

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement
TUPPERWARE BRANDS CORPORATION

KEYBANK NATIONAL ASSOCIATION, as a Lender
By: /s/ Marianne T. Meil
Name:                Marianne T. Meil
Title:                   Senior Vice President

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement
TUPPERWARE BRANDS CORPORATION

CREDIT AGRICOLE CORPORATE AND
INVESTMENT BANK, as a Lender

By: /s/ Gordon Yip
Name: Gordon Yip
Title:    Director
By: /s/ Dan Famey
Name:   Dan Famey
Title:    Vice President

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement
TUPPERWARE BRANDS CORPORATION

HSBC Bank USA NA, as a Lender
By: /s/ Santiago Riviere
Name: Santiago Riviere
Title: Senior Vice President

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement
TUPPERWARE BRANDS CORPORATION

THE ROYAL BANK OF SCOTLAND PLC, as a Lender
By: /s/ Tracy Rahn
Name: Tracy Rahn
Title: Director

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement
TUPPERWARE BRANDS CORPORATION

WELLS FARGO BANK, N.A., as a Lender
By: /s/ Karen A. Harrington
Name: Karen A. Harrington
Title: Senior Vice President Commercial Banking

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement
TUPPERWARE BRANDS CORPORATION

MIZUHO BANK (USA), as a Lender
By: /s/ David Lim
Name: David Lim
Title: Senior Vice President

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement
TUPPERWARE BRANDS CORPORATION

The Bank of Tokyo-Mitsubishi UFJ, Ltd., as a Lender
By: /s/ Adrienne Young
Name: Adrienne Young
Title: Vice President

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement
TUPPERWARE BRANDS CORPORATION

SUNTRUST BANK, as a Lender
By: /s/ Sharon Y. White
Name: Sharon Y. White
Title: First Vice President

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement
TUPPERWARE BRANDS CORPORATION

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By: /s/ Mark Irey
Name:   Mark Irey
Title:    Vice President

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement
TUPPERWARE BRANDS CORPORATION

BNP PARIBAS, as a Lender
By: /s/ Mike Shryock
Name: Mike Shryock
Title:    Managing Director

By: /s/ Todd Grossnickle
Name:   Todd Grossnickle
Title:    Vice President

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement
TUPPERWARE BRANDS CORPORATION

Bank of the West, as a Lender
By: /s/ Francesco Ingargiola
Name: Francesco Ingargiola
Title: Senior Vice President

Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement
TUPPERWARE BRANDS CORPORATION

ATTACHMENT A

REAFFIRMATION

The undersigned hereby acknowledges receipt of a copy of Amendment No. 1 to the Amended and Restated Credit Agreement dated as of June 2, 2014 by and among Tupperware Brands Corporation, a Delaware corporation (the “Borrower”), Tupperware International Holdings B.V. (the “Subsidiary Borrower”), listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), under that certain Amended and Restated Credit Agreement dated as of September 11, 2013 (the “Amendment”). Capitalized terms used in this Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement.

The undersigned reaffirms the terms and conditions of the Dart Guaranty and any other Loan Document executed by it and acknowledges and agrees that such agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated: June 2, 2014

DART INDUSTRIES INC.
By: /s/ Edward R. Davis, III
Name: Edward R. Davis, III
Title:    VP & Treasurer